                              LETTER OF TRANSMITTAL

                                       OF

                          LIMITED PARTNERSHIP INTERESTS

                                       OF

                WINTHROP APARTMENT INVESTORS LIMITED PARTNERSHIP

(Please indicate changes or corrections to the name, address or Taxpayer I.D.number)

THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MARCH 31, 1997 (THE "EXPIRATION DATE") UNLESS EXTENDED.

         To participate in the Offer, a duly executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Depositary on or prior to the Expiration Date. Delivery of this Letter of Transmittal or any other required documents to an address or facsimile number other than as set forth below does not constitute valid delivery. The method of delivery of all documents is at the election and risk of the tendering Unitholder. Please use the pre-addressed, postage-paid envelope provided.

         This Letter of Transmittal is to be completed by Unitholders of Winthrop Apartment Investors Limited Partnership (the "Partnership"), pursuant to the procedures set forth in the Offer to Purchase (as defined below) and the Instructions attached hereto. Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Offer to Purchase.

               PLEASE CAREFULLY READ THE ACCOMPANYING INSTRUCTIONS

Gentlemen:

         The undersigned hereby tenders to LON-WAI Associates L.L.C., a Delaware limited liability company (the "Purchaser"), with an address at One International Place, Boston, Massachusetts, 02110, the number of Units of Limited Partnership Interests ("Units") of the Partnership set forth above (unless an indication is made in the signature box that less than all of such Units are being tendered) for a purchase price equal to $30,000 per Unit, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 4, 1997 (the "Offer to Purchase") and this Letter of Transmittal, as each may be supplemented or amended from time to time (which together constitute the "Offer"). Receipt of the Offer to Purchase is hereby acknowledged.

         The undersigned recognizes that, if more than 113 Units are validly tendered prior to or on the Expiration Date and not properly withdrawn, the Purchaser will, upon the terms of the Offer, accept for payment from among those Units tendered prior to or on the Expiration Date 113 Units on a pro rata basis, with adjustments to avoid purchases of certain fractional Units, based upon the number of Units validly tendered prior to or on the Expiration Date and not withdrawn.

         Subject to and effective upon acceptance for payment of any of the Units tendered hereby, the Undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interests in and to such Units which are purchased pursuant to the Offer. The undersigned hereby irrevocably constitutes and appoints the Purchaser and its designees as the Unitholder's proxies and true and lawful agent and attorney-in-fact of the undersigned with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver such Units and transfer ownership of such Units on the books of the Partnership, together with all accompanying evidences of transfer and authenticity, including, without limitation, any documents or instruments required to be executed under a "Transferor's (Seller's) Application for Transfer" created by the NASD, if required, and an assignment transferring to the Purchaser the Investor Certificate evidencing such Unitholder's ownership of Units, to or upon the order of the Purchaser and, upon payment of the purchase price in respect of such Units by the Purchaser, to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units, including all voting rights, all in accordance with the terms of the Offer. Upon the purchase of Units pursuant to the Offer, all prior proxies and consents given by the undersigned with respect to such Units will be revoked and no subsequent proxies or consents may be given (and if given will not be deemed effective). In addition, by executing this Letter of Transmittal, the undersigned assigns to the Purchaser all of the undersigned's right to receive distributions from the Partnership with respect to Units which are purchased pursuant to the Offer. If legal title to the Units is held through an IRA or KEOGH or similar account, the Unitholder understands that this Letter of Transmittal must be signed by the custodian of such IRA or KEOGH account and the Unitholder hereby authorized and directs the custodian of such IRA or KEOGH to confirm this Letter of Transmittal. The proxies and power of attorney granted herein not be affected by the subsequent mental disability of the Unitholder, and the Purchaser shall not be required to post a bond in any nature in connection with this Power of Attorney.

         The undersigned hereby represents and warrants that the undersigned owns the Units tendered hereby within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the Units tendered hereby, and that when any such Units are purchased by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claim. Upon request, the undersigned will execute and deliver any additional documents deemed by the Purchaser to be necessary or desirable to complete the assignment, transfer, or purchase of Units tendered hereby.

         The undersigned understands that a tender of Units to the Purchaser will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Units tendered hereby. In such event, the undersigned understands that any Letter of Transmittal for Units not accepted for payment will be destroyed by the Purchaser. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

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                                 SIGNATURE BOX
                   (See Instructions 2, 3 and 4 as necessary)
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To tender, please sign exactly as your name is printed on the front of this Letter of Transmittal. For joint owners, each joint owner must sign. (See Instruction 2.) TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF A CORPORATION OR OTHER PERSONS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY SIGN BELOW AND SEE INSTRUCTION 2. The signatory hereto hereby certifies under penalties of perjury the Taxpayer I.D. number printed (or corrected) on the front page of this Letter of Transmittal and the statements in Box A, Box B and, if applicable, Box C.

X ______________________              X ______________________
       (Signature)                            (Signature)

Number of Units Tendered: _________________  (If no indication is made, all
                                             Units will be deemed tendered.)

Name and Capacity
(if other than individuals): ______________   (Title) __________________________

Address (Fiduciaries Only):_____________________________________________________
                                    (city)                    (state)     (zip)

Area Code and Telephone No. (   )           (Day)   (   )          (Evening)
                            ----------------        ---------------

                           Notarization of Signature
                              (See Instruction 2)

STATE OF ______________________ )
                                ) SS.:
COUNTY OF _____________________ )

On this ____ day of _____________, 1997, before me came personally ____________
______________________________________ to me know to be the person who executed
   (Please Print)
this Letter of Transmittal.

                               ______________________________________

                                   Notary Public

                                      OR

                              Signature Guarantee
                              (See Instruction 2)

Name and Address of Eligible Institution  ____________________________________

______________________________________________________________________________

______________________________________________________________________________

Authorized Signature  _______________________           Title ________________

Name ________________________________________           Date  ___________, 1997

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                                   DELIVER TO:

                            THE SWENSEN GROUP, L.L.C.
                              167 Milk Street, #421
                        Boston, Massachusetts 02109-4315

                            Telephone: (800) 914-7896

                            Facsimile: (617) 330-7969

   (If Tendering by facsimile, please transmit both the front and back of the
              Letter of Transmittal AND the Tax Certificate Page.)

          BEFORE RETURNING THIS LETTER OF TRANSMITTAL, PLEASE REFER TO
                         THE ACCOMPANYING INSTRUCTIONS.

                              TAX CERTIFICATIONS

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                                     BOX A
                              SUBSTITUTE FORM W-9

                          (See Instruction 4 - Box A)

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The person signing this Letter of Transmittal hereby certifies the following to the Purchaser under penalties of perjury:

         (i) The TIN printed (or corrected) on the front page of the Letter of Transmittal is the correct TIN of the Unitholder, or if this box / / is checked, the Unitholder has applied for a TIN. If the Unitholder has applied for a TIN, a TIN has not been issued to the Unitholder, and either: (a) the Unitholder has mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) the Unitholder intends to mail or deliver an application in the near future (it being understood that if the Unitholder does not provide a TIN to the Purchaser 31% of all reportable payments made to the Unitholder will be withheld until a TIN is provided to the Purchaser); and

         (ii) Unless this box / / is checked, the Unitholder is not subject to Backup Withholding either because the Unitholder: (a) is exempt from Backup Withholding, (b) has not been notified by the IRS that the Unitholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) has been notified by the IRS that such Unitholder is no longer subject to Backup Withholding.

     Note: Place an "X" in the box in (ii) if you are unable to certify that the Unitholder is not subject to Backup Withholding.

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                                      BOX B
                                FIRPTA AFFIDAVIT

                           (See Instruction 4 - Box B)

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         Under Section 1445(e)(5) of the Internal Revenue Code and Treas. Reg. 1.1445-11T(d), a transferee must withhold tax equal to 10% of the amount realized with respect to certain transfers of an interest in a partnership if 50% or more of the value of its gross assets consists of U.S. real property interests and 90% or more of the value of its gross assets consists of U.S. real property interests plus cash equivalents, and the holder of the partnership interest is a foreign person. To inform the Purchaser that no withholding is required with respect to the Unitholder's interest in the Partnership, the person signing this Letter of Transmittal hereby certifies the following under penalties of perjury:

         (i) Unless this box / / is checked, the Unitholder, if an individual, is a U.S. citizen or a resident alien for purposes of U.S. income taxation, and if other than an individual, is not a foreign corporation, foreign partnership, foreign estate or foreign trust (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); (ii) the Unitholder's U.S. social security number (for individuals) or employer identification number (for non-individuals) is correct as printed (or corrected) on the front page of the Letter of Transmittal; and (iii) the Unitholder's home address (for individuals), or office address (for non-individuals), is correct as printed (or corrected) on the front of this Letter of Transmittal. If a corporation, the jurisdiction of incorporation is

                                                                   .

         The person signing this Letter of Transmittal understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.

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                                      BOX C
                               SUBSTITUTE FORM W-8

                           (See Instruction 4 - Box C)

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By checking this box / /, the person signing this Letter of Transmittal hereby certifies under penalties or perjury that the Unitholder is an "exempt foreign person" for purposes of the Backup Withholding rules under the U.S. federal income tax laws, because the Unitholder:

         (i) Is a nonresident alien individual or a foreign corporation, partnership, estate or trust;

         (ii) If an individual, has not been and plans not to be present in the U.S. for a total of 183 days or more during the calendar year;

                  and

         (iii) Neither engages, nor plans to engage, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.

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               PLEASE REFER TO ATTACHED INSTRUCTIONS ON BACK PAGE

                                  INSTRUCTIONS

              Forming Part of the Terms and Conditions of the Offer

1. DELIVERY OF THE LETTER OF TRANSMITTAL. For convenience in responding to the Offer, a pre-addressed, postage-paid envelope has been enclosed with the Offer to Purchase. However, to ensure receipt of the Letter of Transmittal, it is suggested that you use overnight courier delivery or, if the Letter of Transmittal is to be delivered by United States mail, that you use certified or registered mail, return receipt requested.

    To be effective, a duly completed and signed Letter of Transmittal (or facsimile thereof) must be received by the Depositary at the address (or facsimile number) set forth below before the Expiration Date, Midnight, Eastern Time on March 31, 1997, unless extended. Unless otherwise indicated in the signature box, all Units owned by a Unitholder shall be deemed to have been tendered pursuant to the Offer.

                                       THE SWENSEN GROUP, L.L.C.

     By U.S. Mail:                     167 Milk Street, #421
                                       Boston, Massachusetts  02109-4315

     By Hand or Overnight              Attention:  Special Projects Department
     Delivery:                         One International Place, 12th Floor
                                       Boston, Massachusetts  02110

     By Facsimile:                     (617) 330-7969

     For Additional Information Call:  (800) 914-7896

    THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING UNITHOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

2.  SIGNATURE REQUIREMENTS.

    Individual and Joint Owners. After carefully reading and completing the Letter of Transmittal, in order to tender Units, Unitholder(s) must sign at the "X" in the SIGNATURE BOX of the Letter of Transmittal. The signature(s) must correspond exactly with the name printed (or corrected) on the front of the Letter of Transmittal without any change whatsoever. If any Units are registered in the names of two or more joint holders, all such holders must sign the Letter of Transmittal.

    If the Letter of Transmittal is signed by the registered holder of the Units and payment is to be made directly to that holder, then no notarization or signature guarantee is required on the Letter of Transmittal. Similarly, if Units are held in an account of a member firm of a registered national securities exchange, a member firm of the National Association of Securities

    Dealers, Inc. or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States (each an "Eligible Institution") no notarization or signature guarantee is required. For Units held in IRA Accounts, the beneficial owner should sign and no notarization or signature guarantee is required. However, in all other cases, all signatures on the Letter of Transmittal must either be notarized or guaranteed by an Eligible Institution.

    Trustees, Corporations and Fiduciaries. Trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation, authorized partner of a partnership or other persons acting in a fiduciary or representative capacity must sign at the "X" in the SIGNATURE BOX and have their signatures notarized OR signature guaranteed by an Eligible Institution, by completing the Notarization or Signature Guarantee set forth in the SIGNATURE BOX of the Letter of Transmittal and must submit proper evidence satisfactory to the Purchaser of their authority to so act. (See Instruction 3 herein.)

3. DOCUMENTATION REQUIREMENTS. In addition to information required to be completed on the Letter of Transmittal, additional documentation may be required by the Purchaser under certain circumstances including, but not limited to those listed below. Questions on documentation should be directed to The Swensen Group, L.L.C. at (800) 914-7896.

    Deceased Owner (Joint Tenant)   -       Certified Copy of Death Certificate

    Deceased Owner (Others)         -       Certified Copy of Death
                                            Certificate.  (See also
                                            Executor/Administrator/Guardian
                                            below.)

    Executor/Administrator/Guardian -       (i)      Certified copies of court
                                                     Appointment Documents for
                                                     Executor or Administrator
                                                     dated within 60 days; and

                                            (ii)     a copy of applicable
                                                     provisions of the Will
                                                     (Title Page, Executor(s)'
                                                     powers, asset
                                                     distribution); OR

                                            (iii)    Certified copy of Estate
                                                     distribution documents.

    Attorney-in-fact                -       Current Power of Attorney.

    Corporations/partnerships       -       Certified copy of Corporate
                                            Resolution(s), (with raised
                                            corporate seal), or other evidence
                                            of authority to act. Partnerships
                                            should furnish copy of Partnership
                                            Agreement.

    Trust/pension Plans             -       Copy of cover page of the Trust or

                                            Pension Plan, along with copy of the
                                            section(s) setting forth names and
                                            powers of Trustee(s) and any
                                            amendments to such sections or
                                            appointment of Successor Trustee(s).

           All signatures must be notarized or signature guaranteed.

4. TAX CERTIFICATIONS. Unitholders tendering Units to the Purchaser pursuant to the Offer must furnish the Purchaser with his, her or its Taxpayer Identification Number ("TIN") and certify under penalties of perjury, the representations in Boxes A, B, and, if applicable, Box C. By signing in the Signature Box the Unitholder(s) certify that the TIN as printed (or corrected) on the front of the Letter of Transmittal is correct.

    U.S. PERSONS. A Unitholder who or which is a United States citizen OR a resident alien individual, a domestic corporation, a domestic partnership, a domestic trust or a domestic estate (collectively, "U.S. Persons") as those terms are defined in the Internal Revenue Code and Income Tax Regulations, should follow the instructions below with respect to certifying Boxes A and B (on the reverse side of the Letter of Transmittal).

    BOX A - Substitute Form W-9. Part (i), Taxpayer Identification Number - The person signing this Letter of Transmittal must provide to the Purchaser the Unitholder's correct TIN and certify its correctness as printed (or corrected) on the front of the Letter of Transmittal and the representations made in Boxes A, B and (if applicable) Box C are correct under penalties of perjury. If a correct TIN is not provided, penalties may be imposed by the Internal Revenue Service ("IRS"), in addition to the Unitholders's being subject to Backup Withholding. Part (ii), Backup Withholding - In order to avoid 31% federal income tax Backup Withholding, the person signing this Letter of Transmittal must certify, under penalties of perjury, that such Unitholder is not subject to backup Withholding. Certain Unitholders (including, among others, all Corporations and certain exempt non-profit organizations) are not subject to Backup Withholding. Backup Withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS. DO NOT CHECK THE BOX IN BOX A, PART
    (II), UNLESS YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.

    When Determining the TIN to be Furnished, Please Refer to the Following Note as a Guideline:

    Individual Accounts should reflect their own TIN. Joint Accounts should reflect the TIN of the person whose name appears first. Trust Accounts should reflect the TIN assigned to the Trust. Custodial accounts for the benefit of minors should reflect the TIN of the minor. Corporations or other business entities should reflect the TIN assigned to that entity.

    BOX B - FIRPTA Affidavit - Section 1445 of the Internal Revenue Code requires that Unitholders transferring interests in partnerships with real estate assets meeting certain criteria, certify under penalty of perjury, the representations made in Box B, or be subject to withholding of tax equal to 10% of the Purchase Price for Units purchased. Tax withheld under Section

    1445 of the Internal Revenue Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the IRS. Note(s): Box B, Part (i) Should be checked only if the Unitholder is NOT a U.S. Person, as described therein. Corporations should insert the jurisdiction of incorporation in the blank in Part (iii).

    BOX C - Foreign Persons - In order for a Unitholder, who is a Foreign Person (i.e., not a U.S. Person as defined above) to qualify as exempt from 31% Backup Withholding, the person signing this Letter of Transmittal must certify, under penalties of perjury, the statement in Box C of this Letter of Transmittal attesting to the Foreign Unitholder's status by checking the box preceding such statement. UNLESS THE BOX IS CHECKED, SUCH FOREIGN UNITHOLDER WILL BE SUBJECT TO 31% WITHHOLDING OF TAX UNDER SECTION 1445 OF THE CODE.

5. VALIDITY OF LETTER OF TRANSMITTAL. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of a Letter of Transmittal will be determined by the Purchaser and such determination will be final and binding. The Letter of Transmittal will not be valid until any irregularities have been cured or waived. Neither the Purchaser nor The Swensen Group, L.L.C. is under any duty to give notification of defects in a Letter of Transmittal and neither will incur liability for failure to give such notification.